MuniAssets
                                                              Fund, Inc.

                                [GRAPHIC OMITTED]

                                     STRATEGIC
                                              Performance

                                                              Semi-Annual Report
                                                              November 30, 2000

MuniAssets Fund, Inc.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The
Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniAssets Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA

                                        MuniAssets Fund, Inc., November 30, 2000

DEAR SHAREHOLDER

For the six months ended November 30, 2000, MuniAssets Fund, Inc. earned $0.406 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of 6.36%, based on a month-end net asset value of $12.73 per share. Over the same period, the Fund's total investment return was +3.24%, based on a change in per share net asset value from $12.76 to $12.73, and assuming reinvestment of $0.407 per share income dividends.

The Municipal Market Environment

During the six months ended November 30, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Revised third-quarter 2000 US gross domestic product growth was 2.4%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggested to some analysts that the Federal Reserve Board was finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has kept monetary policy steady at its subsequent meetings. (After the close of the period, the Federal Reserve Board cut interest rates by 0.50%.)

Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%.

However, during September and early October, bond prices were unable to maintain their earlier gains. Rising oil prices were the major impetus, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-8.50% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. By early October 2000, US Treasury bond yields had risen to 5.90%.

Declining oil prices and, more importantly, a dramatic decline in US equity prices, particularly among NASDAQ issues, allowed the bond rally to resume in late October. Bond yields declined for the remainder of the period as further evidence of a moderating domestic economy were released. In particular, labor conditions appeared to have loosened as weekly unemployment claims rose consistently during the month. A further series of significant declines on various US equity exchanges also caused bond prices to rise. By November 30, 2000, US Treasury bond yields declined to 5.61%, their lowest level for the year.

The six-month period ended November 30, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of November 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 45 basis points to end the period at 5.74%.

New long-term municipal bond issuance has continued to decline, although in recent months the rate of this decline has slowed. Over the past three months, more than $50 billion in new long-term municipal bonds was issued, a decline of 8.5% compared to the same three-month period in 1999. During the last six months, approximately $106 billion in tax-exempt bonds was issued, representing a similar decline of 8.5%. Approximately $195 billion in new municipal securities was issued during the last 12 months, a decline of 16% compared to the same 12-month period in 1999. This reduction in tax-exempt bond issuance helped provide a solid technical support for the municipal bond market.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year. Recently, research analysts suggested that issuance in 2001 is likely to be in the $200 billion range, which implies that next year's issuance is unlikely to exert any significant pressure on the tax-exempt bond market.

However, the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by President-elect Bush have obvious implications for state and local governments as well as for corporate and individual taxpayers. Recent congressional elections resulted in very narrow majorities in both the House and the Senate, making significant legislative changes difficult in the coming session. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy

During the six months ended November 30, 2000, the tax-exempt high-yield market experienced unrelenting pressure as yield spreads continued to widen in an environment characterized by a lack of investor demand and periods of pronounced illiquidity. Tax-exempt mutual funds, a traditional source of demand for this sector, were largely absent, contending with a persistent asset drain as individual investors continued to withdraw money. Furthermore, various factors converged, raising questions about creditworthiness across several sectors. A typical example was the general deterioration in credit quality of not-for-profit hospitals emerging from sharply lower government reimbursement rates among heightened competition caused by the expanding role of managed care.

Recently, the convergence of soaring energy prices, the weak euro and high interest rates raised concerns about the sustainability of corporate earnings. As a consequence, corporate spreads within both the taxable and the tax-exempt market widened considerably in the last six months. Making matters worse, broker-dealer numbers diminished either through consolidation or outright closures. The resulting loss of liquidity, coupled with a reduced risk tolerance, weakened the market further.

We sought to maintain the same focus and discipline in pursuing our investment strategy, although the Fund was affected by these developments. Portfolio activity during the period continued to reflect our efforts to seek to enhance both relative performance and the Fund's dividend distribution. Valuations in the tax-exempt high-yield market negatively affected a broad variety of sectors, giving investors the opportunity to capitalize on aberrations in pricing, particularly brand new issuance and more sea-


                                     2 & 3

                                        MuniAssets Fund, Inc., November 30, 2000

soned securities. The utility sector was one of the best performers within the high-yield market in noticeable contrast to the poor performance of much of the healthcare sector. Investor-owned utilities have long represented a core position of the Fund and considering their relative outperformance in recent months, provided a sensible source of funds for new investments. The bulk of these new investments were healthcare credits, which we believed represented reasonable value in the current market environment. We were careful in our selections, preferring the debt of long-term care facilities and human service providers. We believe that these issues stand to benefit from favorable demographic trends and significant support through government funding.

In Conclusion

We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

December 27, 2000

PROXY RESULTS

During the six-month period ended November 30, 2000, MuniAssets Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at the shareholders' meeting on August 23, 2000. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                        For             From Voting
---------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Melvin R. Seiden                            10,076,561           226,132
                                         Stephen B. Swensrud                         10,077,749           224,944
---------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted  Shares Voted  Shares Voted
                                                                                        For         Against       Abstain
---------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                            10,169,445      38,769        94,479
---------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                    S&P     Moody's     Face
STATE             Ratings   Ratings    Amount  Issue                                                                          Value
====================================================================================================================================
Alabama--2.0%     B         NR*       $1,420   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                               America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009                   $ 1,450
                  CCC       Ca         4,324   Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding Bonds
                                               (Mobile Energy Services Co. Project), 6.95% due 1/01/2020 (b)                   1,178
====================================================================================================================================
Alaska--1.5%      NR*       NR*        2,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess
                                               Pipeline Corporation), 6.10% due 2/01/2024                                      2,004
====================================================================================================================================
Arizona--8.1%     B+        Ba3        2,500   Coconino County, Arizona, Pollution Control Corporation Revenue Refunding
                                               Bonds (Tucson Electric Power Navajo), Series B, 7% due 10/01/2032               2,524
                  BBB+      Baa1       2,045   Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Catholic
                                               Healthcare West Project), Series A, 5% due 7/01/2021                            1,669
                  NR*       NR*        1,115   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                               Apartments Project), Sub-Series C, 9.50% due 11/01/2031                         1,137
                  NR*       B1         3,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America
                                               West Airlines Inc. Project), AMT, 6.30% due 4/01/2023                           2,569
                                               Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                                               Electric Power Company Project):
                  B+        Ba3          200     Series B, 6% due 9/01/2029                                                      180
                  B+        Ba3        1,000     Series C, 6% due 9/01/2029                                                      899
                  NR*       NR*        1,780   Show Low, Arizona, Improvement District No. 5, Special Assessment Bonds,
                                               6.375% due 1/01/2015                                                            1,818
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
EDA  Economic Development Authority
GO   General Obligation Bonds
IDA  Industrial Development Authority
IDB  Industrial Development Board
IDR  Industrial Development Revenue Bonds
M/F  Multi-Family
PCR  Pollution Control Revenue Bonds
RIB  Residual Interest Bonds
VRDN Variable Rate Demand Notes


                                     4 & 5

                                        MuniAssets Fund, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P    Moody's   Face
STATE                Ratings  Ratings  Amount  Issue                                                                          Value
====================================================================================================================================
California--4.5%     AAA      NR*      $4,000  Los Angeles, California, Department of Water and Power, Electric Plant
                                               Revenue Bonds, RIB, Series 144, 6.95% due 6/15/2029 (a)(e)                    $ 4,037
                     NR*      NR*       1,780  Pleasanton, California, Joint Powers Financing Authority, Revenue Refunding
                                               Bonds, Reassessment, Sub-Series B, 6.60% due 9/02/2008                          1,873
====================================================================================================================================
Colorado--2.8%       NR*      NR*       1,000  Colorado Post-Secondary Educational Facilities Authority Revenue Bonds
                                               (Colorado Ocean Journey Inc. Project), 8.30% due 12/01/2017                     1,083
                     NR*      NR*       2,500  Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                               (Pavilions), AMT, 7.75% due 9/01/2016                                           2,655
====================================================================================================================================
Connecticut--5.4%    NR*      NR*       1,590  Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project),
                                               AMT, 8% due 4/01/2030                                                           1,614
                     BB+      Ba1       5,000  Connecticut State Development Authority, PCR, Refunding (Connecticut Light
                                               and Power Company), Series A, 5.85% due 9/01/2028                               4,554
                     NR*      B1        1,025  New Haven, Connecticut, Facility Revenue Bonds (Hill Health Corporation
                                               Project), 9.25% due 5/01/2017                                                   1,058
====================================================================================================================================
Florida--3.4%        NR*      NR*       2,000  Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National
                                               Gypsum), AMT, Series A, 7.125% due 4/01/2030                                    1,791
                     NR*      NR*       2,800  Parkway Center, Florida, Community Development District Special Assessment
                                               Refunding Bonds, Series B, 8% due 5/01/2010                                     2,787
====================================================================================================================================
Idaho--0.7%          NR*      NR*       1,000  Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley Vista
                                               Care Corporation), Series A, 7.75% due 11/15/2016                                 970
====================================================================================================================================
Illinois--6.3%       NR*      NR*       1,755  Illinois Development Finance Authority Revenue Bonds (Primary Health Care
                                               Centers Facilities Acquisition Program), 7.50% due 12/01/2006                   1,840
                                               Illinois Health Facilities Authority Revenue Bonds:
                     BBB+     NR*       1,000    (Community Hospital of Ottawa Project), 6.75% due 8/15/2014                   1,014
                     BBB+     NR*       2,000    (Community Hospital of Ottawa Project), 6.85% due 8/15/2024                   2,000
                     NR*      Ba3       2,150    (Holy Cross Hospital Project), 6.70% due 3/01/2014                            1,815
                                               Illinois Health Facilities Authority, Revenue Refunding Bonds, VRDN (f):
                     A1       VMIG1@    1,200    (Resurrection Health), Series A, 4.15% due 5/01/2029 (a)                      1,200
                     A1       VMIG1@      500    (University of Chicago Hospitals), 4.10% due 8/01/2026 (g)                      500
====================================================================================================================================
Iowa--0.7%           NR*      NR*         800  Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds (Care
                                               Initiatives Project), 9.25% due 7/01/2025                                         953
====================================================================================================================================
Kentucky--0.7%       NR*      NR*       1,000  Kenton County, Kentucky, Airport Board, Special Facilities Revenue Bonds
                                               (Mesaba Aviation Inc. Project), AMT, Series A, 6.70% due 7/01/2029                940
====================================================================================================================================
Louisiana--3.4%      BB-      NR*       4,500  Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                               Project), 7.50% due 7/01/2013                                                   4,548
====================================================================================================================================
Maryland--4.5%       NR*      NR*       1,930  Maryland State Economic Development Corporation, Revenue Refunding Bonds
                                               (Baltimore Association for Retarded Citizens--Health and Mental Hygiene
                                               Program), Series A, 7.75% due 3/01/2025                                         1,925
                     NR*      NR*       3,000  Maryland State Energy Financing Administration, Limited Obligation Revenue
                                               Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019                 3,029
                     A1+      VMIG1@      600  Maryland State Energy Financing Administration, Solid Waste Disposal Revenue
                                               Bonds (Cimenteries Project), AMT, VRDN, 4.25% due 5/01/2035 (f)                   600
                     NR*      VMIG1@      400  Maryland State Health and Higher Educational Facilities Authority, Revenue
                                               Refunding Bonds (Pooled Loan Program), VRDN, Series A, 4.10% due
                                               4/01/2035 (f)                                                                     400
====================================================================================================================================
Massachusetts--6.9%  NR*      NR*         825  Massachusetts State Health and Educational Facilities Authority Revenue
                                               Bonds (New England Memorial Hospital Project), Series C, 7% due
                                               4/01/2014 (b)                                                                     165
                     NR*      Ba2       2,220  Massachusetts State Health and Educational Facilities Authority, Revenue
                                               Refunding Bonds (Bay Cove Human Services Issue), Series A, 5.90%
                                               due 4/01/2028                                                                   1,814
                     NR*      Aaa       2,765  Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds (Bay
                                               Cove Human Services Inc.), 8.375% due 4/01/2004 (d)                             3,062
                     NR*      NR*       4,000  Massachusetts State Port Authority, Special Project Revenue Bonds
                                               (Harborside Hyatt Project), AMT, 10% due 3/01/2026                              4,111
====================================================================================================================================
New Jersey--12.8%                              Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds (Holt
                                               Hauling & Warehousing), AMT, Series A:
                     CCC+     NR*       1,000    9.625% due 1/01/2011                                                            979
                     CCC+     NR*       3,800    9.875% due 1/01/2021                                                          3,715
                                               Camden County, New Jersey, Pollution Control Financing Authority, Solid
                                               Waste Resource Recovery Revenue Refunding Bonds, AMT:
                     CCC      B2        3,000    Series A, 7.50% due 12/01/2010                                                2,881
                     CCC      B2          500    Series B, 7.50% due 12/01/2009                                                  480
                     NR*      NR*       2,000  New Jersey EDA, Economic Development Revenue Bonds (Glimcher Properties LP
                                               Project), AMT, 6% due 11/01/2028                                                1,702
                     NR*      NR*         200  New Jersey EDA, First Mortgage Revenue Bonds (Cranes Mill), Series A, 7.375%
                                               due 2/01/2017                                                                     203
                     NR*      NR*       1,000  New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due
                                               10/01/2014                                                                      1,006
                     NR*      NR*       2,800  New Jersey EDA, Retirement Community Revenue Bonds (Seabrook Village Inc.),
                                               Series A, 8.125% due 11/15/2023                                                 2,692
                     BB       Ba2       2,000  New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc.
                                               Project), AMT, 6.25% due 9/15/2029                                              1,734
                     BBB-     Baa3      1,500  New Jersey Health Care Facilities Financing Authority, Revenue Refunding
                                               Bonds (Trinitas Hospital Obligation Group), 7.40% due 7/01/2020                 1,535
====================================================================================================================================
New York--1.9%                                 Utica, New York, GO, Public Improvement Bonds:
                     BB       Ba3         700    9.25% due 8/15/2001                                                             716
                     BB       Ba3         700    9.25% due 8/15/2002                                                             735
                     BB       Ba3         700    9.25% due 8/15/2003                                                             752
                     BB       Ba3         250    8.50% due 8/15/2015                                                             277
====================================================================================================================================


                                     6 & 7

                                        MuniAssets Fund, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's   Face
STATE                 Ratings  Ratings  Amount  Issue                                                                        Value
====================================================================================================================================
North Carolina--0.3%  BBB      Baa3     $  350  North Carolina Eastern Municipal Power Agency, Power System Revenue
                                                Refunding Bonds, Series A, 5.75% due 1/01/2026                              $    328
====================================================================================================================================
Ohio--2.1%            NR*      Ba2       3,365  Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                                Airlines Inc. Project), AMT, 5.70% due 12/01/2019                              2,801
====================================================================================================================================
Oregon--3.2%          NR*      NR*       1,630  Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                Cogeneration Project), Senior Lien, 6% due 1/01/2025                           1,468
                      NR*      NR*         700  Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                                (Wauna Cogeneration Project), Series A, 7.125% due 1/01/2021                     708
                      B        NR*       2,000  Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation
                                                Project), 8% due 12/01/2003                                                    2,040
====================================================================================================================================
Pennsylvania--7.9%    NR*      NR*       1,000  Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds (Health
                                                Center--Saint Annes Home), 6.60% due 4/01/2024                                   887
                      NR*      Ba2       1,500  Lehigh County, Pennsylvania, General Purpose Authority, Revenue Refunding
                                                Bonds (Kidspeace Obligation Group), 6% due 11/01/2023                          1,222
                                             3  Northhampton Pulp LLC (b)(c)(h)                                                  399
                      AAA      NR*       1,455  Pennsylvania State Higher Educational Facilities Authority, College and
                                                University Revenue Refunding Bonds (Eastern College), Series A, 8% due
                                                10/15/2006 (d)                                                                 1,726
                      NR*      NR*       4,000  Philadelphia, Pennsylvania, Authority for IDR, Commercial Development, AMT,
                                                7.75% due 12/01/2017                                                           4,202
                      NR*      NR*       2,625  Philadelphia, Pennsylvania, Authority for Industrial Development, Health
                                                Care Facility Revenue Refunding Bonds (Paul's Run), Series A, 5.875% due
                                                5/15/2028                                                                      2,073
====================================================================================================================================
South Carolina--1.7%  BBB      NR*       1,500  South Carolina Jobs, EDA, Economic Development Revenue Bonds (Westminster
                                                Presbyterian Center), 7.75% due 11/15/2030                                     1,541
                      NR*      NR*         750  South Carolina Jobs, EDA, Health Facilities Revenue Bonds, First Mortgage
                                                (Lutheran Homes Project), 6.625% due 5/01/2028                                   680
====================================================================================================================================
Texas--5.2%           BB       Ba1       3,000  Houston, Texas, Airport System Revenue Bonds (Special Facilities--
                                                Continental Airlines), AMT, Series B, 6.125% due 7/15/2017                     2,650
                      BBB-     Baa3      4,500  Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor),
                                                AMT, 6.375% due 4/01/2027                                                      4,293
====================================================================================================================================
Utah--1.2%            NR*      NR*       1,660  Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds (Laidlaw
                                                Environmental), AMT, Series A, 7.45% due 7/01/2017                             1,600
====================================================================================================================================
Vermont--2.5%         NR*      NR*       3,015  Vermont Educational and Health Buildings Financing Agency, Revenue
                                                Refunding Bonds (College of Saint Joseph Project), 8.50% due 11/01/2024        3,316
====================================================================================================================================
Virginia--7.6%        NR*      NR*       1,500  Dulles Town Center, Virginia, Community Development Authority, Special
                                                Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026               1,420
                      NR*      NR*       3,075  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                                Facility--Zeigler Coal), 6.90% due 5/02/2022 (b)                                 461
                                                Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                Exempt-Facility, AMT, Series A:
                      NR*      NR*       1,700    7.50% due 1/01/2014                                                          1,720
                      NR*      NR*       1,000    7.55% due 1/01/2019                                                          1,012
                                                Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Capital
                                                Appreciation:
                      NR*      Ba1       6,200    First Tier, Sub-Series C, 6.25%** due 8/15/2032                                550
                      BBB-     Baa3     48,400    Senior Series B, 5.95%** due 8/15/2032                                       4,922
====================================================================================================================================
Wisconsin--0.7%       A+       NR*       1,000  Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                                                (Oakwood Village Project), Series A, 7.625% due 8/15/2030                        966
====================================================================================================================================
                      Total Investments (Cost--$140,485)--98.0%                                                              130,158
                      Other Assets Less Liabilities--2.0%                                                                      2,633
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $132,791
                                                                                                                            ========
====================================================================================================================================

      (a)   FSA Insured.
      (b)   Non-income producing security.
      (c)   These shares represent an equity interest in the reorganization of
            Ponderosa Fibres PA. The security may be offered and sold to
            "qualified institutional buyers" under Rule 144A of the Securities
            Act of 1933.
      (d)   Prerefunded.
      (e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2000.
      (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2000.
      (g)   MBIA Insured.
      (h)   Escrowed to maturity.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
      @     Highest short-term rating by Moody's Investors Service, Inc.

            See Notes to Financial Statements.


                                     8 & 9

                                        MuniAssets Fund, Inc., November 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of November 30, 2000
===================================================================================================================
Assets:       Investments, at value (identified cost--$140,484,766) .................                 $ 130,158,215
              Cash ..................................................................                        53,995
              Receivables:
                Interest ............................................................   $ 2,543,903
                Securities sold .....................................................       220,000       2,763,903
                                                                                        -----------
              Prepaid expenses and other assets .....................................                         8,187
                                                                                                      -------------
              Total assets ..........................................................                   132,984,300
                                                                                                      -------------
===================================================================================================================
Liabilities:  Payables:
                Dividends to shareholders ...........................................        96,772
                Investment adviser ..................................................        50,212         146,984
                                                                                        -----------
              Accrued expenses and other liabilities ................................                        46,490
                                                                                                      -------------
              Total liabilities .....................................................                       193,474
                                                                                                      -------------
===================================================================================================================
Net Assets:   Net assets ............................................................                 $ 132,790,826
                                                                                                      =============
===================================================================================================================
Capital:      Common Stock, par value $.10 per share; 200,000,000 shares authorized;
              10,432,191 shares issued and outstanding ..............................                 $   1,043,219
              Paid-in capital in excess of par ......................................                   148,531,655
              Undistributed investment income--net ..................................                       737,068
              Accumulated realized capital losses on investments--net ...............                    (7,194,565)
              Unrealized depreciation on investments--net ...........................                   (10,326,551)
                                                                                                      -------------
              Total capital--Equivalent to $12.73 net asset value per share of Common
              Stock (market price--$11.9375) ........................................                 $ 132,790,826
                                                                                                      =============
===================================================================================================================

              See Notes to Financial Statements

STATEMENT OF OPERATIONS

                     For the Six Months Ended November 30, 2000
======================================================================================================
Investment           Interest and amortization of premium and discount earned              $ 4,736,144
Income:
======================================================================================================
Expenses:            Investment advisory fees ...............................   $372,719
                     Professional fees ......................................     28,751
                     Accounting services ....................................     24,576
                     Directors' fees and expenses ...........................     20,054
                     Printing and shareholder reports .......................     15,570
                     Listing fees ...........................................     12,053
                     Transfer agent fees ....................................      9,873
                     Custodian fees .........................................      5,295
                     Pricing fees ...........................................      4,416
                     Other ..................................................      7,086
                                                                                --------
                     Total expenses .........................................                  500,393
                                                                                           -----------
                     Investment income--net .................................                4,235,751
                                                                                           -----------
======================================================================================================
Realized & Unreal-   Realized loss on investments--net ......................               (2,381,740)
ized Gain (Loss) on  Change in unrealized depreciation on investments--net ..                2,117,217
Investments--Net:                                                                          -----------
                     Net Increase in Net Assets Resulting from Operations ...              $ 3,971,228
                                                                                           ===========
======================================================================================================

                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six      For the Year
                                                                                          Months Ended          Ended
                  Increase (Decrease) in Net Assets:                                      Nov. 30, 2000     May 31, 2000
=========================================================================================================================
Operations:       Investment income--net ..............................................   $   4,235,751    $   8,385,908
                  Realized loss on investments--net ...................................      (2,381,740)      (3,125,350)
                  Change in unrealized appreciation/depreciation on investments--net ..       2,117,217      (14,597,801)
                                                                                          -------------    -------------
                  Net increase (decrease) in net assets resulting from operations .....       3,971,228       (9,337,243)
                                                                                          -------------    -------------
=========================================================================================================================
Dividends to      Dividends to shareholders from investment income--net ...............      (4,245,777)      (8,480,641)
Shareholders:                                                                             -------------    -------------
=========================================================================================================================
Net Assets:       Total decrease in net assets ........................................        (274,549)     (17,817,884)
                  Beginning of period .................................................     133,065,375      150,883,259
                                                                                          -------------    -------------
                  End of period* ......................................................   $ 132,790,826    $ 133,065,375
                                                                                          =============    =============
=========================================================================================================================
                 *Undistributed investment income--net ................................   $     737,068    $     747,094
                                                                                          =============    =============
=========================================================================================================================

                  See Notes to Financial Statements.


                                    10 & 11

                                        MuniAssets Fund, Inc., November 30, 2000

FINANCIAL HIGHLIGHTS

                                                                              For the
                  The following per share data and ratios have been derived  Six Months
                  from information provided in the financial statements.       Ended              For the Year Ended May 31,
                                                                              Nov. 30,    -----------------------------------------
                  Increase (Decrease) in Net Asset Value:                       2000        2000        1999       1998      1997
===================================================================================================================================
Per Share         Net asset value, beginning of period ....................   $  12.76    $  14.46    $  14.77   $  14.16  $  13.74
Operating                                                                     --------    --------    --------   --------  --------
Performance:        Investment income--net ................................        .41         .80         .83        .84       .84
                    Realized and unrealized gain (loss) on
                    investments--net ......................................       (.03)      (1.69)       (.32)       .62       .42
                                                                              --------    --------    --------   --------  --------
                  Total from investment operations ........................        .38        (.89)        .51       1.46      1.26
                                                                              --------    --------    --------   --------  --------
                  Less dividends from investment income--net ..............       (.41)       (.81)       (.82)      (.85)     (.84)
                                                                              --------    --------    --------   --------  --------
                  Net asset value, end of period ..........................   $  12.73    $  12.76    $  14.46   $  14.77  $  14.16
                                                                              ========    ========    ========   ========  ========
                  Market price per share, end of period ...................   $11.9375    $11.1875    $  13.00   $  13.75  $ 12.625
                                                                              ========    ========    ========   ========  ========
===================================================================================================================================
Total Investment  Based on net asset value per share ......................       3.24%+     (5.45%)      3.74%     10.87%    10.11%
Return:**                                                                     ========    ========    ========   ========  ========
                  Based on market price per share .........................      10.42%+     (7.79%)       .19%     15.76%     9.01%
                                                                              ========    ========    ========   ========  ========
===================================================================================================================================
Ratios to         Expenses ................................................        .74%*       .74%        .72%       .75%      .76%
Average                                                                       ========    ========    ========   ========  ========
Net Assets:       Investment income--net ..................................       6.25%*      5.96%       5.66%      5.75%     6.06%
                                                                              ========    ========    ========   ========  ========
===================================================================================================================================
Supplemental      Net assets, end of period (in thousands) ................   $132,791    $133,065    $150,883   $153,947  $147,630
Data:                                                                         ========    ========    ========   ========  ========
                  Portfolio turnover ......................................       8.67%      32.38%      40.57%     36.39%    45.15%
                                                                              ========    ========    ========   ========  ========
===================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      +     Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the


                                    12 & 13

                                        MuniAssets Fund, Inc., November 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% based upon the average weekly value of the Fund's net assets.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2000 were $11,244,808 and $12,768,449, respectively.

Net realized losses for the six months ended November 30, 2000 and net unrealized losses as of November 30, 2000 were as follows:

-------------------------------------------------------------------------
                                          Realized            Unrealized
                                           Losses               Losses
-------------------------------------------------------------------------
Long-term investments ...............   $(2,381,740)         $(10,326,551)
                                        -----------          ------------
Total ...............................   $(2,381,740)         $(10,326,551)
                                        ===========          ============
-------------------------------------------------------------------------

As of November 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $10,326,551, of which $2,554,700 related to appreciated securities and $12,881,251 related to depreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $140,484,766.

4. Common Stock Transactions:

At November 30, 2000, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the six months ended November 30, 2000 and during the year ended May 31, 2000 remained constant.

5. Capital Loss Carryforward:

At May 31, 2000, the Fund had a net capital loss carryforward of approximately $3,084,000, of which $1,047,000 expires in 2004 and $2,037,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On December 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066534 per share, payable on December 28, 2000 to shareholders of record as of December 20, 2000.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...............................................................     6.7%
A/A ...................................................................     0.7
BBB/Baa ...............................................................    13.0
BB/Ba .................................................................    20.9
B/B ...................................................................     7.9
CCC/Caa ...............................................................     4.4
NR (Not Rated) ........................................................    42.1
Other* ................................................................     2.3
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.


                                    14 & 15

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to the shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16716--11/00

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